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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 17, 1999



                               FIFTH THIRD BANCORP
             (Exact name of registrant as specified in its charter)

           Ohio                         0-8076                  31-0854434
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


                 Fifth Third Center
    38 Fountain Square Plaza, Cincinnati, Ohio                     45263
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (513) 579-5300


                                 Not Applicable
             (Former name or address, if changed since last report.)


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Item 5.    Other Events

           Fifth Third Bancorp has prepared the attached unaudited condensed financial statements and supplemental financial data for the years ended December 31, 1998, 1997, 1996, 1995, 1994 and for the three months ended September 30, 1999, June 30, 1999, March 31, 1999, December 31, 1998, September 30, 1998, June 30, 1998 and March 31, 1998. The unaudited condensed financial statements and supplemental financial data preliminarily reflect the effect of Fifth Third Bancorp's acquisitions of CNB Bancshares, Inc., Peoples Bank Corporation of Indianapolis, and Enterprise Federal Bancorp, Inc., as if all the entities had been combined for all the periods presented. The attached information has been prepared, without audit, to assist financial analysts and other interested parties in determining the effect of such acquisitions on Fifth Third Bancorp. Fifth Third Bancorp's December 31, 1999 audited financial statements will reflect restated financial statements, footnote disclosures and related financial information for prior years required by generally accepted accounting principles to reflect the effect of the above referenced acquisitions.

Item 7.    Financial Statements and Exhibits

           Exhibit 99 -Quarterly Financial Supplement - 1Q98 - 3Q99.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Fifth Third Bancorp
                                             (Registrant)




December 17, 1999                            /s/ Roger W. Dean
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                                             Roger W. Dean, Controller